Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Advisor II VUL

Prospectus Dated May 1, 2021

Supplement Dated November 22, 2021

Effective January 1, 2022, the Ameritas Advisor II VUL is being revised to comply with the 2022 nonforfeiture requirements for Policies dated on or after January 1, 2022. No changes will be made to Policies dated prior to January 1, 2022. Accordingly, your prospectus will be updated as outlined below.

In the CHARGES section, the "Net Interest Charged on Loans" table is replaced with the following:

For policies dated prior to January 1, 2022, the next table describes interest rates charged on amounts borrowed from the Policy, net of 3.0% annual credited interest rate.

NET INTEREST CHARGED ON LOANS	When Deducted	Guaranteed Maximum	Current
LOAN ACCOUNT (effective annual rates) Regular Loan Interest Rate Preferred Loan Interest Rate (available only after five Policy years, on only a portion of the Policy Debt)	Upon each Policy Anniversary.	1.0% 0.5%	1.0% 0.0%

For policies dated on or after January 1, 2022, the next table describes interest rates charged on amounts borrowed from the Policy, net of 1.0% guaranteed annual credited interest rate or 3.0% current annual credited interest rate.

NET INTEREST CHARGED ON LOANS	When Deducted	Guaranteed	Current
		Maximum
LOAN ACCOUNT (effective annual rates)	Upon each Policy anniversary
Regular Loan Interest Rate		3.0%	1.0%
Preferred Loan Interest Rate (available only after five Policy years, on only a portion of the Policy Debt)		2.5%	0.0%

The first paragraph of the FIXED ACCOUNT INVESTMENT OPTION section is revised to read as follows:

There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. If your Policy Date is prior to January 1, 2022, we guarantee that you will earn a minimum interest rate that will yield at least 3.0% per year, compounded annually. If your Policy Date is on or after January 1, 2022, we guarantee that you will earn a minimum interest rate that will yield at least 1.0% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. You may obtain the current declared interest rate for the Fixed Account at no cost by calling 800-255-9678 or by sending an email request to ALICTD@ameritas.com.

PF 849 11-21

The chart under POLICY LOANS in the POLICY DISTRIBUTIONS section is revised to read as follows:

The following chart applies to Policies dated prior to January 1, 2022.

Amount You Can Borrow	Loan Interest Rate

Standard Policy Loan. You may borrow no more than:

▪   the Cash Surrender Value; minus

▪   loan interest on Policy Debt including the requested loan to the next Annual Date; minus

▪   the sum of the next three Monthly Deductions.

Standard Loan Interest Rate. Current net annual loan interest rate of 1.0%: we charge a current interest rate with a 4.0% effective annual yield (guaranteed not to exceed 4.0%), but we also credit an interest rate with an effective annual yield of 3.0% to any amounts in the Loan Account.
Amount You Can Borrow	Loan Interest Rate

Preferred Rate Policy Loan. After five (5) Policy years, a portion of the Policy Debt may qualify for the preferred loan interest rate. The portion eligible for the preferred loan interest rate is:

▪   the Account Value; plus

▪   the sum of partial withdrawals taken, minus

▪   the sum of premiums paid.

Preferred Loan Interest Rate. Current net annual loan interest rate of 0.0%: we charge a current interest rate with a 3.0% effective annual yield (guaranteed not to exceed 3.5%), but we also credit an interest rate with an effective annual yield of 3.0% to any amounts in the Loan Account.

The following chart applies to Policies dated on or after January 1, 2022.

Amount You Can Borrow	Loan Interest Rate

Standard Policy Loan. You may borrow no more than:

▪   the Cash Surrender Value; minus

▪   loan interest on Policy Debt including the requested loan to the next Annual Date; minus

▪   the sum of the next three Monthly Deductions.

Standard Loan Interest Rate. Current net annual loan interest rate of 1.0% (guaranteed not to exceed 3%): we charge a current interest rate with a 4.0% effective annual yield (guaranteed not to exceed 4.0%), but we also credit an interest rate with an effective annual yield of 3.0% (guaranteed to be at least 1.0%) to any amounts in the Loan Account.
Amount You Can Borrow	Loan Interest Rate

Preferred Rate Policy Loan. After five (5) Policy years, a portion of the Policy Debt may qualify for the preferred loan interest rate. The portion eligible for the preferred loan interest rate is:

▪   the Account Value; plus

▪   the sum of partial withdrawals taken, minus

▪   the sum of premiums paid.

Preferred Loan Interest Rate. Current net annual loan interest rate of 0.0% (guaranteed not to exceed 2.5%): we charge a current interest rate with a 3.0% effective annual yield (guaranteed not to exceed 3.5%), but we also credit an interest rate with an effective annual yield of 3.0% (guaranteed to be at least 1.0%) to any amounts in the Loan Account.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 849 11-21